UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2015

American Apparel, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, California	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Sales Agreement

On May 11, 2015, American Apparel, Inc. (the “Company”) entered into a Sales Agreement, dated as of May 11, 2015 (the “Sales Agreement”), by and between the Company and Cowen and Company, LLC, as sales agent (the “Sales Agent”).  Under the terms of the Sales Agreement, the Company may, from time to time, issue and sell its common stock, par value $0.0001 per share (“Common Stock”), having an aggregate offering price of up to $10,000,000, through the Sales Agent; provided that the Sales Agreement also limits the aggregate number of shares to be sold thereunder to 15 million shares.

The sales, if any, of Common Stock under the Sales Agreement will be made at market prices by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, including sales made directly on the NYSE MKT and any other existing trading market for the Common Stock, or sales made to or through a market maker. In addition, the Common Stock may be offered and sold, with the Company’s express authorization, through negotiated transactions.

The Company will pay the Sales Agent a commission equal to 3.0% of the gross proceeds from the sales of all of the Common Stock sold through it as Sales Agent for the Company under the Sales Agreement. The Company has agreed to reimburse a portion of the expenses the Sales Agent incurs in connection with the offer and sale of  the Common Stock.

The Common Stock will be sold pursuant to the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-192863) filed on December 13, 2013 with the Securities and Exchange Commission. The Company filed a prospectus supplement, dated May 11, 2015 to the prospectus, dated December 20, 2013, with the Securities and Exchange Commission in connection with the offer and sale of the Common Stock.

The Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. This description of the material terms of the Sales Agreement is qualified in its entirety by reference to such exhibits.

On May 11, 2015, the Company issued a press release announcing, among other things, the entry into the Sales Agreement.  A copy of the press release is filed as an exhibit hereto and is incorporated herein by reference.

Exhibits to Registration Statement

In addition to the Sales Agreement, the Company is filing herewith the opinion of Jones Day as an exhibit to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Sales Agreement, dated as of May 11, 2015 between the Company and Cowen and Company, LLC

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

99.1	Press Release, dated May 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Apparel, Inc.

By:	/s/ Chelsea A. Grayson
Name: Chelsea A. Grayson
Title: General Counsel, Executive Vice President and Secretary

Dated:  May 11, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Sales Agreement, dated as of May 11, 2015 between the Company and Cowen and Company, LLC

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

99.1	Press Release, dated May 11, 2015